Exhibit 24.3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN F. BROCK, President, Chief Executive Officer and a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 2007.

/S/ JOHN F. BROCK
John F. Brock, President, Chief Executive
Officer and Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM W. DOUGLAS III, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ WILLIAM W. DOUGLAS
William W. Douglas III, Senior Vice
President and Chief Financial Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES D. LISCHER, Vice President, Controller and Chief Accounting Officer of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ CHARLES D. LISCHER
Charles D. Lischer, Vice President,
Controller and Chief Accounting Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ LOWRY F. KLINE
Lowry F. Kline, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, FERNANDO AGUIRRE, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ FERNANDO AGUIRRE
Fernando Aguirre, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. COPELAND, JR., a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ JAMES E. COPELAND, JR.
James E. Copeland, Jr., a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CALVIN DARDEN, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ CALVIN DARDEN
Calvin Darden, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ GARY P. FAYARD
Gary P. Fayard, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, IRIAL FINAN, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ IRIAL FINAN
Irial Finan, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ MARVIN J. HERB
Marvin J. Herb, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ L. PHILLIP HUMANN
L. Phillip Humann, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, DONNA A. JAMES, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ DONNA A. JAMES
Donna A. James, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, THOMAS H. JOHNSON, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ THOMAS H. JOHNSON
Thomas H. Johnson, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, PAULA R. REYNOLDS, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2007.

/S/ PAULA R. REYNOLDS
Paula R. Reynolds, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CURTIS R. WELLING, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John J. Culhane, E. Liston Bishop III, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 2007.

/S/ CURTIS R. WELLING
Curtis R. Welling, a Director
Coca-Cola Enterprises Inc.